UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2008

______________

Regency Property Group, Inc.

(Exact name of registrant as specified in its charter)

______________

Delaware	000-49978	202443790
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4465 Pacific Coast Highway, Suite B 306, Torrance, CA 90505

(Address of Principal Executive Office) (Zip Code)

310-694-8608

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 7, 2008, the Registrant announced it entered into an agreement to acquire Club Pte Ltd. a company incorporated in Singapore.   The press release announcing this agreement is filed as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description
99.1	Press release dated April 7, 2008 entitled “Regency Property Group to acquire Regency Club, Singapore”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Regency Property Group, Inc

By:	/s/ Graham Bristow
Graham Bristow CEO & President

Date:  April 7, 2008